POWER OF ATTORNEY
For Executing Forms 3, 4 and 5 Pursuant to
Section !6{a) of the Securities
Exchange Act
      Know all by these presents, that the
undersigned hereby constitutes and appoints each
of Kathleen M. Cronin, Margaret C. Austin and
Mary Croft signing singly, his/her true and
lawful attorney-in-fact to:
(1)	execute for and on. behalf of the
undersigned Forms 3, 4 and 5 and
amendments
thereto in accordance with Section
16(a) of the Securities Exchange Act
of 1934
and the rules thereunder;
(2)	do  and   perform  any  and  all
acts   for  and  on   behalf of the
undersigned
which may be necessary or desirable to
complete the execution of any such
Form
3, 4 and 5 and the timely filing of
such form with the United States
Securities
and Exchange Commission and any other
authority; and
(3)	take any other action of any type
whatsoever in connection with the
foregoing
which, in the opinion of such
attorney-in-fact, may be of benefit
to, in the best
interest of. or legally required by,
the undersigned, it being understood
that the
documents executed  by such
attorney-in-fact on  behalf of the
undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such
terms and conditions as such attorney-
in-fact may approve in his/her
discretion.
      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigneds responsibilities to comply with
Section 16 of the Securities Exchange Act of
1934.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms, 3. 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 9th day of August, 2007



Signature:
Print Name;